SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2003


                           James Monroe Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

           Virginia                      000-32641                  54-1941875
  (State or other jurisdiction       Commission File Number     (I.R.S. Employer
     of incorporation)                                       Identification No.)

3033 Wilson Boulevard, Arlington, Virginia                           22201
 (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 703.524.8100


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         99       Press Release dated October 9, 2003

Item 9. Regulation FD Disclosure.
---------------------------------

Item 12. Results of Operations and Financial Condition.
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On October 9, 2003, James Monroe Bancorp, Inc. issued the press release attached hereto as exhibit 99.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JAMES MONROE BANCORP, INC.

                               By: /s/ Richard I. Linhart
                                   --------------------------------------------
                                   Richard I Linhart, Executive Vice President,
                                   Chief Operating and Financial Officer


Dated: October 9, 2003